Small Cap Growth Stock Portfolio
SUMMARY PROSPECTUS
MAY 1, 2026

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling (866) 910-1232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2026, along with the Portfolio’s most recent annual report dated December 31, 2025, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy, hold, and sell interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.53%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.03%
Total Annual Portfolio Operating Expenses(1)	0.56%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 88% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks of small-capitalization growth companies. For purposes of the Portfolio, small-capitalization companies are those companies with market capitalizations within the capitalization range of the Russell 2000® and S&P SmallCap 600® Indices. As of March 31, 2026, this range was approximately  $4.39 million to $38.26 billion. Some of the companies in which the Portfolio invests may be considered micro cap companies (defined as companies with stock market capitalizations less than $500 million).
Growth companies, as defined by the adviser, are those included in a third-party growth index or those that exhibit certain financial characteristics (e.g., earnings per share growth or revenue growth) determined by the adviser to indicate the company has above-average growth potential (e.g., sales, revenue, or earnings growth that may outpace peer averages or the overall market). For this purpose, a third party growth index is an index developed, calculated, and maintained by a third-party that measures the performance of growth stocks. The adviser’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. The investment team conducts fundamental research on
NMSF-SP1Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio – Summary

companies elevated by the screening process. Research emphasizes the sustainability of a business’s competitive advantages and the ability to generate revenue and increase profit margins. Other important considerations include capital allocation discipline, and other qualitative factors such as strength of company management and analysis of products and competition. Valuation analysis is an important component of the investment process and consists of both cash flow and earnings ratios that are compared with the industry average.
Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk. The Portfolio is structured so that its sector weights are generally similar to those of the Russell 2000® Growth Index, an index that aligns with the Portfolio’s strategy. As a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector, such as the healthcare sector, and may hold securities which are not represented in the benchmark. However, in constructing the Portfolio, the investment team monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the Portfolio remains well diversified and does not have unrewarded or unintended industry and style exposure as a consequence of individual stock selections.
The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts (ADRs) and other equity securities of foreign issuers which are denominated in U.S. dollars. The Portfolio may also invest in real estate investment trusts (REITs).
The Portfolio may also utilize exchange-traded funds as part of its cash management strategy.
The Portfolio may sell a security for a variety of reasons including when it no longer demonstrates improving quality or exhibits strong fundamental momentum, when fundamentals have changed, where the risk/reward assessment is no longer favorable, or to redeploy assets into more promising opportunities. The Portfolio may, but is not required, to exit a position if the company’s capitalization grows beyond the small cap range.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. The value of securities identified using quantitative analysis can react differently to issuer, political, market and economic developments from the market as a whole or securities identified using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs. ADRs may be “sponsored,” meaning that they are implemented by a financial institution in collaboration with the issuing foreign company, or “unsponsored,” meaning that the financial institution created the instrument without the sponsorship or direct involvement of the foreign company. Differing registration requirements apply to each type of ADR. ADRs may transact on exchanges or on over-the-counter markets (“OTC”). Conducting transactions in OTC markets may result in higher costs, a lack of pricing transparency and lower liquidity when compared with exchange-based transactions. Risks associated with different ADR types will vary, based upon differences in registration, reporting and disclosure requirements that apply to such ADRs and the characteristics of the market in which transactions for the particular ADR are conducted.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expense incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed. To the extent that authorized participants do not place sufficient creation and redemption orders, an ETF's shares may trade at a premium or discount or may face a trading halt or delisting.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or
NMSF-SP2Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Liquidity Risk – Markets for small and micro cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, tariffs, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments.
•
Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
•
REITs Risk – Investments in REITs are subject to the types of risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; property taxes and operating losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, may not be diversified geographically or by property type, and may be subject to self-liquidation.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
Healthcare Sector Risk – The profitability of healthcare companies may be affected by government regulation, the ability to obtain reimbursement from the government for medical expenses, the cost of medical products and services, pricing pressure from competitors, industry innovation, changes in technologies and other related market developments. Healthcare companies may also be impacted by a long and costly regulatory approval process for new healthcare products, and product liability or other similar litigation.
•
Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of an index that has characteristics relevant to the Portfolio’s investment strategy (Strategy Index). The table also shows the Portfolio’s returns against an index that represents the overall securities market
NMSF-SP3Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

(Broad-Based Index), which the Portfolio has added to comply with new regulatory requirements. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	31.83%
Worst Quarter	1st quarter, 2020	-26.17%
Average Annual Total Return
(for periods ended December 31, 2025)
		1 Yr	5 Yr	10 Yr
Portfolio:	Small Cap Growth Stock Portfolio	6.93%	1.29%	8.82%
Strategy Index:	Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%
Broad-Based Index:	S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Wellington Management Company LLP (Wellington Management)
Portfolio Manager: David Siegle, CFA, Managing Director and Equity Portfolio Manager, joined Wellington Management in 2001 and has managed the Portfolio since 2023.
TAX INFORMATION
Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.
COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.
NMSF-SP4Northwestern Mutual Series Fund, Inc. Prospectus